================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                       APRIL 26, 2004 (FEBRUARY 11, 2004)



                       COMMISSION FILE NUMBER: 333-100125

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
             (Exact Name of Registrant as Specified in Its Charter)

             TEXAS                                             71-0897614
(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                             Identification No.)


              1323 NORTH STEMMONS FREEWAY, SUITE 212, DALLAS, TEXAS
                                      75207
                    (Address of principal executive offices)
                                   (Zip Code)


                          (866) 655-1620 (Registrant's
                     telephone number, including area code)

================================================================================

     Pursuant to the requirements of the Securities and Exchange Act of 1934, Behringer Harvard Short-Term Opportunity Fund I LP, (the "Partnership"), hereby amends its Current Report on Form 8-K dated February 11, 2004 to provide the required financial statements relating to the acquisition by the Partnership of the Woodall Rodgers Property, located in Dallas, Texas, as described in such Current Report.

     After reasonable inquiry, the Partnership is not aware of any material factors relating to the Woodall Rodgers Property that would cause the reported financial information relating to the Woodall Rodgers Property not to be necessarily indicative of future operating results.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS
                                                                            Page

     (a)    Financial Statements of businesses acquired.

            Report of Independent Auditors.....................................3

            Statement of Revenues and Certain Expenses for the year ended
              December 31, 2003................................................4

            Notes to the Statement of Revenues and Certain Expenses............5

     (b)    Pro forma financial information.

            Unaudited Pro Forma Condensed Consolidated Financial
              Information......................................................7

            Unaudited Pro Forma Condensed Consolidated Balance Sheet as of
              December 31, 2003................................................8

            Unaudited Pro Forma Condensed Consolidated Statement of
              Operations for the year ended December 31, 2003..................9

            Unaudited Notes to Pro Forma Condensed Consolidated Financial
              Statements......................................................10

     (c)    Exhibits

            None

                         REPORT OF INDEPENDENT AUDITORS



To the Partners of
  Behringer Harvard Short-Term Opportunity Fund I, LP:

In our opinion, the Statement of Revenues and Certain Expenses presents fairly, in all material respects, the revenues and certain expenses of the Woodall Rodgers Property (the "Property") for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. This financial statement is the responsibility of the Property's management; our responsibility is to express an opinion on this financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenues and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenues and Certain Expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the Statement of Revenues and Certain Expenses. We believe that our audit of the Statement of Revenues and Certain Expenses provides a reasonable basis for our opinion.

The accompanying Statement of Revenues and Certain Expenses was prepared for purposes of complying with certain rules and regulations of the Securities and Exchange Commission as described in Note 1 to the Statement of Revenues and Certain Expenses, and is not intended to be a complete presentation of the revenues and expenses of the Property.



/s/ PricewaterhouseCoopers LLP


Dallas, Texas
April 14, 2004

                            WOODALL RODGERS PROPERTY
                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003

Revenues:
    Rental income                                                  $ 1,381,780
    Other income                                                       153,810
                                                                  -------------

        Total revenues                                               1,535,590
                                                                  -------------

Expenses:
    Maintenance and service contracts                                  120,340
    Utilities                                                          158,390
    Management fees                                                    140,436
    Administrative                                                      91,541
    Property taxes and insurance                                       224,850
    Ground lease expense                                               305,496
                                                                  -------------

        Total expenses                                               1,041,053
                                                                  -------------

Revenues in excess of certain expenses                             $   494,537
                                                                  -------------

         The accompanying notes are an integral part of this statement.

                            WOODALL RODGERS PROPERTY
             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
                      FOR THE YEAR ENDED DECEMBER 31, 2003

1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     On February 11, 2004, Behringer Harvard Short-Term Opportunity Fund I LP, (the "Partnership") acquired a five-story office building (the "Woodall Rodgers Building"), containing approximately 74,090 rentable square feet (unaudited) and a free-standing single-story bank office building with drive-through lanes (the "Bank Building"), both located on approximately
     1.7 acres (unaudited) subject to a ground lease that expires in 2097 (the "Improved Property"). The Partnership also acquired 1.6 acres (unaudited) of undeveloped land adjoining the Improved Property (the "Development Property" and together with the Improved Property, the "Woodall Rodgers Property") located in Dallas, Texas. The contract purchase price of Woodall Rodgers Property was $10,300,000, excluding closing costs. The Statement of Revenues and Certain Expenses presents the operations of the Woodall Rodgers Property for the year ended December 31, 2003.

     The accompanying statements have been prepared on the accrual basis of accounting. The statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a current report on Form 8-K of the Partnership. The statements are not intended to be a complete presentation of the revenues and expenses of the Property for the year ended December 31, 2003 as certain expenses, primarily depreciation and amortization expense, interest expense, and other costs not directly related to the future operations of the Property have been excluded.

     REVENUE RECOGNITION

     Tenant leases are accounted for as operating leases. Rental revenue includes minimum rents. Other income consists of recoveries of certain operating expenses, parking and other income. Additional rents from recoveries of certain operating expenses are recognized as revenues in the period the applicable costs are incurred.

     ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain expenses during the reporting period. Actual results may differ from those estimates.

2.   LEASES

     The minimum future rentals of tenant leases based on noncancelable operating leases held as of December 31, 2003 are as follows:

       2004                                                       $  1,414,532
       2005                                                          1,344,463
       2006                                                          1,137,018
       2007                                                            805,742
       2008                                                            756,372
       Thereafter                                                      509,652
                                                                  ------------

              Total                                               $  5,967,779
                                                                  ============

3.   MAJOR TENANTS

     The following presents rental revenue from tenants who individually represent more than 10% of the Woodall Rogers Property's total rental revenue for the year ended December 31, 2003:

                                                                      2003
                                                                  ------------

       Republic Title                                               $  352,606
       Bank One, N.A.                                                  260,000
       SFI of Delaware LLC                                             162,827
       The Mullen Company                                              140,721

4.   GROUND LEASE

     The Woodall Rodgers Property is subject to a ground lease that expires in 2097, with rent escalations due after June 30, 2004 and every eight years thereafter through 2092. The rent escalations are based on a formula and are subject to maximum monthly payments. The future minimum payments, excluding any future rent escalations, under the ground lease are as follows:

       2004                                                       $    328,422
       2005                                                            351,348
       2006                                                            351,348
       2007                                                            351,348
       2008                                                            351,348
       Thereafter                                                   31,182,135
                                                                  ------------

                                                                  $ 32,915,949
                                                                  =============

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

     On February 19, 2003, the Partnership commenced an Offering of up to 10,000,000 units of limited partnership interests at a price of $10 per unit pursuant to a Registration Statement on Form S-11 filed under the Securities Act of 1933, (the "Offering"). The Registration Statement also covers up to 1,000,000 units available to be issued at $10 per unit pursuant to the Partnership's distribution reinvestment plan. The Offering is a best efforts continuous offering that terminates no later than February 19, 2005.

     In September 2003, the Partnership made its initial acceptance of subscriptions for 159,784 partnership units, which satisfied the minimum offering requirement of $1,500,000 established for the Offering. In addition, the minimum offering requirement of $2,500,000 for the Partnership's special escrow account for New York residents was satisfied on October 16, 2003, and the Partnership accepted subscriptions from the New York residents on that date. The minimum offering requirement of $5,500,000 for the Partnership's special escrow account for Nebraska and Pennsylvania residents was satisfied on January 2, 2004, and the Partnership accepted subscriptions from residents of these two states on that date.

     On February 11, 2004, the Partnership acquired a five-story office building in Dallas, Texas containing approximately 74,090 rentable square feet and a bank drive-thru, both located on approximately 1.7 acres of land subject to a ground lease that expires in 2097 (collectively, the "Improved Property"). The Partnership also acquired approximately 1.6 acres of undeveloped land adjoining the Improved Property (the "Development Property," and together with the Improved Property, the "Woodall Rodgers Property"). The purchase price of the Woodall Rodgers Property was $10,300,000 plus closing costs of $527,216. The Partnership used an interim financing mortgage note of $3,600,000 with Benchmark Bank to pay a portion of the purchase price and paid the remaining purchase price from proceeds of the Offering.

     The Woodall Rodgers Property is held by Behringer Harvard Woodall Rodgers LP, in which Behringer Harvard Woodall Rodgers GP, LLC (the "General Partner") a wholly owned subsidiary of the Partnership is the general partner, the Partnership is the Class A Limited Partner and PRG Realty Partners, Ltd ("PRG") is the Class B Limited Partner. Distributions of cash from operations are to be made on a quarterly basis to the General Partner and the Partnership. Distributions of cash from a capital transaction are to be distributed first to the General Partner and Partnership until their capital account balances are reduced to zero, and then to the Partnership until the limited partners of the Partnership have received distributions in the aggregate resulting in an internal rate of return of 17%. The remaining balance is to be distributed 50% to the Partnership and 50% to PRG. PRG holds a $1 minority interest in the consolidated pro forma financial statements of the Partnership.

     In the opinion of management of the Partnership, all material adjustments necessary to reflect the effects of the above transactions have been made.

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                             AS OF DECEMBER 31, 2003

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet is presented as if the Partnership had acquired the Woodall Rodgers Property as of December 31, 2003 and had accepted the actual subscriptions that were accepted between January 1, 2004 and February 1, 2004 for 516,481 limited partnership units as of December 31, 2003. This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Operations of the Partnership and the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Condensed Consolidated Balance Sheet is unaudited and is not necessarily indicative of what the actual financial position would have been had the Partnership completed the above transactions on December 31, 2003, nor does it purport to represent the future financial position of the Partnership.

                                                                HISTORICAL
                                                                AMOUNTS AS
                                                                 REPORTED          PRO FORMA           PRO FORMA
                                                                    (A)           ADJUSTMENTS            TOTAL
                                                              --------------   -----------------    ----------------
ASSETS
  Land                                                          $         -     $ 2,913,451  (c)      $  2,913,451
  Buildings, net                                                          -       6,270,980  (c)         6,270,980
  Real estate intangibles, net                                            -       1,642,785  (c)         1,642,785
  Cash and cash equivalents                                       4,572,566       4,553,334  (b)         2,003,255
                                                                                 (7,073,125) (c)
                                                                                    (49,520) (d)
  Restricted cash                                                     4,314          (3,000) (b)             1,314
  Prepaid expenses and other assets                                  31,590          36,170  (c)            67,760
  Financing fees                                                          -          49,520  (d)            49,520
                                                              --------------   -------------        ----------------
TOTAL ASSETS                                                    $ 4,608,470     $ 8,340,595           $ 12,949,065
                                                              ==============   =============        ================

LIABILITIES AND PARTNERS' CAPITAL

LIABILITIES
  Accounts payable                                              $    11,062     $         -           $     11,062
  Payables to affiliates                                             50,760               -                 50,760
  Accrued liabilities                                                59,825         190,261  (c)           250,086
  Mortgage payable                                                        -       3,600,000  (c)         3,600,000
  Subscriptions for limited partnership units                         4,000          (3,000) (b)             1,000
                                                              --------------   -------------        ----------------
TOTAL LIABILITIES                                                   125,647       3,787,261              3,912,908

COMMITMENTS AND CONTINGENCIES

PARTNERS' CAPITAL
  Limited partners - 11,000,000 units authorized;
     522,219 and 1,038,700 units issued and outstanding
     as of December 31, 2003 respectively                         4,482,335       4,553,334  (b)         9,035,669
  General partners                                                      488               -                    488
                                                              --------------   -------------        ----------------
Total partners' capital                                           4,482,823       4,553,334              9,036,157
                                                              --------------   -------------        ----------------
Total liabilities and partners' capital                         $ 4,608,470     $ 8,340,595           $ 12,949,065
                                                              ==============   =============        ================

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003

     The following unaudited Pro Forma Condensed Consolidated Statement of Operations is presented as if the Partnership had acquired the Woodall Rodgers Property as of January 1, 2003 and had accepted the actual subscriptions that were accepted between January 1, 2004 and February 1, 2004 for 516,481 limited partnership units as of January 1, 2003. This Pro Forma Condensed Consolidated Statement of Operations should be read in conjunction with the Pro Forma Condensed Consolidated Balance Sheet of the Partnership and the historical financial statements and notes thereto of the Partnership as filed on Form 10-K for the year ended December 31, 2003. The Pro Forma Condensed Consolidated Statement of Operations is unaudited and is not necessarily indicative of what the actual financial position would have been had the Partnership completed the above transactions on January 1, 2003, nor does it purport to represent the future operations of the Partnership.


                                            HISTORICAL       STATEMENT OF
                                            AMOUNTS AS        REVENUES AND        PRO FORMA            PRO FORMA
                                             REPORTED       CERTAIN EXPENSES      ADJUSTMENTS            TOTAL
                                                (A)               (B)
                                          ---------------  ------------------  -----------------    -----------------
REVENUE
     Rental revenue                         $         -      $     1,381,780     $     (106,033)(g)  $     1,275,747
     Other income                                     -              153,810                  -              153,810
                                          ---------------  ------------------  -----------------    -----------------
TOTAL REVENUES                                        -            1,535,590           (106,033)           1,429,557

EXPENSES
     Maintenance and service contracts                -              120,340                  -              120,340
     Utilities                                        -              158,390                  -              158,390
     Property taxes and insurance                     -              224,850                  -              224,850
     Ground lease expense                             -              305,496                  -              305,496
     Management fees                                  -              140,436           (140,436)(e)          121,931
                                                                                         67,795 (e)
                                                                                         54,136 (f)
     General and administrative                 112,789               91,541                859 (i)          205,189
     Interest expense                                 -                    -            252,000 (c)          351,040
                                                                                         99,040 (d)
     Depreciation and amortization                    -                    -            567,020 (g)          567,020
                                          ---------------  ------------------  -----------------    -----------------
TOTAL EXPENSES                                  112,789            1,041,053            900,414            2,054,256

OTHER INCOME                                      3,608                    -                  -                3,608
                                          ---------------  ------------------  -----------------    -----------------

NET INCOME (LOSS)                           $  (109,181)     $       494,537     $   (1,006,447)     $      (621,091)
                                          ===============  ==================  =================    =================

ALLOCATION OF NET LOSS:
Net loss allocated to general partners      $       (12)     $             -     $            -      $           (68)
                                          ===============  ==================  =================    =================

Net loss allocated to limited partners      $  (109,169)     $             -     $            -      $      (621,023)
                                          ===============  ==================  =================    =================

 WEIGHTED AVERAGE NUMBER OF LIMITED
   PARTNERSHIP UNITS OUTSTANDING                 92,143                    -            289,252 (h)          381,395
                                          ===============  ==================  =================    =================

LOSS PER LIMITED PARTNERSHIP UNIT           $     (1.18)     $             -     $            -      $         (1.63)
                                          ===============  ==================  =================    =================

               BEHRINGER HARVARD SHORT-TERM OPPORTUNITY FUND I LP
    UNAUDITED NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Balance Sheet
-------------------------------------------------------

a. Reflects the Partnership's historical balance sheet as of December 31, 2003.

b. Reflects the acceptance of 516,481 limited partnership units as of December 31, 2003 which were actually accepted between January 1, 2004 and February 1, 2004, the last date subscriptions were accepted prior to the purchase of the Woodall Rodgers Property. Gross proceeds from the 516,481 limited partnership units were $4,840,665. The difference between gross proceeds and the net offering proceeds recorded of $4,553,334 represents broker's commissions, dealer management fees and the reimbursement of certain costs previously paid by Behringer Harvard Holdings LLC, an affiliate. Of the $287,331 of such costs, $286,472 was recorded as an offset to partners' capital and $859 was recorded as expense.

c. Reflects the acquisition of the Woodall Rodgers Property by the Partnership for $10,863,386 including the funding of prepaid assets and accounts receivable of $36,170 and assumed current liabilities and tenant's security deposits of $190,261. The acquisition was funded with $7,073,125 of cash from the Partnership's public offering, $3,600,000 of debt and the acquisition of $190,261 of current liabilities and tenant's security deposits. The Partnership allocated its purchase price to the following tangible and intangible assets and estimated the following remaining useful lives as follows:


                      DESCRIPTION                        ALLOCATION         ESTIMATED USEFUL LIFE
                      -----------                        ----------         ---------------------

     Land                                            $     2,913,451                 -
     Building                                              6,270,980             25 years
     Above/below market leases, net                          385,713             3.5 years
     Tenant improvements & leasing commissions               716,206             3.5 years
     In-place leases                                         361,279             3.5 years
     Tenant relationships                                    179,587             8.5 years
     Other assets                                             36,170                 -
                                                     ----------------
                                                      $   10,863,386
                                                     ================

     The Partnership allocated the purchase price to the above tangible and identified intangible assets based on their fair values in accordance with Statement of Financial Accounting Standards No. 141, "Business Combinations" as follows:

     Above-market and below-market in-place lease values were based on the present value (using an interest rate which reflects the risks associated with the leases acquired) of the difference between (i) the contractual amounts to be paid pursuant to the in-place leases and (ii) management's estimate of fair market lease rates for the corresponding in-place leases, measured over a period equal to the remaining non-cancelable term of the respective leases. This analysis was performed on a lease by lease basis. The above-market and below-market in-place leases will be amortized over the term of the respective leases as an offset to rental revenue.

     The aggregate value for tenant improvements and leasing commissions were based on estimates of these costs incurred at inception of the acquired leases, amortized through the date of acquisition. The tenant improvements and leasing commissions will be amortized to depreciation and amortization expense over the remaining term of the applicable lease.

     The aggregate value of in-place leases acquired and tenant relationships is determined by applying a fair value model. The estimates of fair value of in-place leases includes an estimate of carrying costs during the expected lease-up periods for the respective spaces considering current market conditions, and the costs to execute similar leases. In estimating the carrying costs that would have otherwise been incurred had the leases not been in place, management included such items as real estate taxes, insurance and other operating expenses as well as lost rental revenue during the expected lease-up period based on current market conditions. The estimates of fair value of tenant relationships also include costs to execute similar leases including leasing commissions, legal and tenant improvements as well as an estimate of the likelihood of renewal as determined by management on a tenant-by-tenant basis. The values of in-place leases are amortized to depreciation and amortization expense over the remaining non-cancelable term of the respective leases. The value of tenant relationships is amortized over the remaining term of the lease plus assumed renewals to depreciation and amortization expense.

     Amounts allocated to land are derived from appraisals. Amounts allocated to buildings are calculated and recorded as if the building was vacant upon purchase which was calculated as replacement cost less depreciation. The value of the building is depreciated over the estimated useful life of 25 years using the straight-line method.

d.   Reflects financing costs incurred in connection with obtaining the debt.

Unaudited Pro Forma Condensed Consolidated Statement of Operations
------------------------------------------------------------------

a. Reflects the historical operations of the Partnership for the year ended December 31, 2003.

b. Reflects the historical revenues and certain expenses of the Woodall Rodgers Property for the year ended December 31, 2003.

c. Reflects the interest expense associated with the $3,600,000 debt obtained in connection with the purchase of the Woodall Rodgers Property. The debt bears interest at a rate 7.0% per annum and requires monthly payments of interest only and has an original term of six months. It is assumed that this six month debt facility would be renewed for an additional six months under similar terms for the purpose of this Pro Forma Condensed Consolidated Statement of Operations. Management of the Partnership is currently negotiating with several financial institutions regarding financing for the Woodall Rodgers Property with a term more approximating the anticipated holding period for the Woodall Rodgers Property of between three and five years.

d. Reflects the amortization of deferred financing fees associated with the $3,600,000 debt obtained in connection with the purchase of the Woodall Rodgers Property. It is assumed that this six month debt facility would be renewed for an additional six month term with fees associated with the renewal similar to the fees incurred for the original facility for the purpose of this Pro Forma Condensed Consolidated Statement of Operations.

e. Reflects the addition of property management fees associated with the management of the Woodall Rodgers Property by HPT Management Services LP, an affiliate of the Partnership, and the elimination of the historical property management fees of $140,436. HPT Management Services LP will receive 4.5% of annual gross revenues, as defined in the property management agreement.

f. Reflects asset management fees associated with the Woodall Rodgers Property. The asset is managed by HPT Management Services LP, an affiliate of the Partnership, for an annual asset management fee of 0.5% of the asset value.

g. Reflects depreciation and amortization of the Woodall Rodgers Property using the straight-line method over the estimated useful lives of the assets and liabilities.

h.   Amounts calculated as follows:

     - Issuance of units through
       February 1, 2004                                           516,481
     Less:
     - Units not utilized in the acquisition
       of the Woodall Rodgers Property                           (227,229)
                                                            ---------------
                                                                  289,252
                                                            ===============

i. Reflects the expense of organization costs reimbursed to Behringer Harvard Holdings, LLC associated with the acceptance of 516,481 limited partnership units as of December 31, 2003.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             Behringer Harvard Short-Term Opportunity Fund I LP

                                         By:   Behringer Harvard Advisors II LP
                                                   Co-General Partner



         Dated: April 26, 2004     By: /s/ Gary S. Bresky
                                      ------------------------------
                                           Gary S. Bresky
                                           Chief Financial Officer and Treasurer